Exhibit 21.1

Subsidiaries of Viacom Inc.

(as of January 31, 2008)

Subsidiary Name	Place of Incorporation or Organization
BET
BET Acquisition Corp.	Delaware
BET Animations, LLC	Delaware
BET Arabesque, LLC	Delaware
BET Comic View II, LLC	Delaware
BET Creations, Inc.	Delaware
BET Development Company	Delaware
BET Documentaries, LLC	Delaware
BET Event Productions, LLC	Delaware
BET Grilled, LLC	Delaware
BET Holdings LLC	Delaware
BET Innovations Publishing, Inc.	Delaware
BET Interactive, LLC	Delaware
BET International, Inc.	Delaware
BET Live From LA, LLC	Delaware
BET Live Production, LLC	Delaware
BET Music Soundz, Inc.	Delaware
BET Oh Drama!, LLC	Delaware
BET Pictures II Development & Production, Inc.	Delaware
BET Pictures II Distribution, Inc.	Delaware
BET Pictures II, LLC	Delaware
BET Prime and Mike, LLC	Delaware
BET Production Services Inc.	New York
BET Productions II, Inc.	Delaware
BET Productions III, LLC	Delaware
BET Productions IV, LLC	Delaware
BET Publications, LLC	Delaware
BET Radio, L.L.C.	Delaware
BET Satellite Services, Inc.	Delaware
BET Services, Inc.	District of Columbia
BET Sheryl & Friends, LLC	Delaware
BET Television Productions, LLC	Delaware

Subsidiary Name	Place of Incorporation or Organization
BET The Way We Do It, LLC	Delaware
Black Entertainment Television LLC	District of Columbia

VIACOM
Air Realty Corporation	Delaware
Air Realty LLC	Delaware
Famous Music One LLC	Delaware
Haverstraw Insurance Corp Ltd.	Bermuda
Meadowland Parkway Associates	New Jersey
Netherlands Overseas Inc.	Delaware
Sammarnick Insurance Corporation	New York
Viacom Canadian Holdings Inc.	Canada (Ontario)
Viacom Global (Netherlands) B.V.	Netherlands
Viacom Global Limited	UK
Viacom Global Services Inc.	Delaware
Viacom Hearty Ha!Ha! LLC	Delaware
Viacom International Inc.	Delaware
Viacom International Inc. Political Action Committee Corporation	New York
Viacom International Services Inc.	Delaware
Viacom Netherlands Management LLC	Delaware
Viacom Overseas Holdings C.V.	Netherlands Antilles
Viacom Realty Corporation	Delaware
Viacom Receivables Funding I Corporation	Delaware
Viacom Receivables Funding V Corporation	Delaware
Viacom Subsidiary Management Corp.	Delaware
Viacom Telecommunications (D.C.) Inc.	Delaware
Viacom Ventures Inc.	Delaware

MTVN
$600/Hour Productions LLC	Delaware
24th Floor Inc.	Canada (Ontario)
3085284 Nova Scotia Limited	Canada (Nova Scotia)
365Gay LLC	Delaware
37th Floor Productions Inc.	Delaware
38th Floor Productions Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
Aardvark Productions, Inc.	Delaware
AfterL.com LLC	Delaware
Antics G.P. Inc.	Delaware
Atom Entertainment, Inc.	Delaware
Bardwire Inc.	Delaware
Big Shows Inc.	Delaware
Bling Productions Inc.	Delaware
Box Italy LLC, The	Delaware
Box Worldwide LLC, The	Delaware
Caballero Acquisition Inc.	Delaware
Central Productions LLC	Delaware
CMT Productions Inc.	Delaware
Cocktails at 4 Productions LLC	Delaware
College Publisher, Inc.	Delaware
Comedy Partners	New York
Country Entertainment, Inc.	Delaware
Country Music Television, Inc.	Tennessee
Country Network Enterprises, Inc.	Delaware
Country Services Inc.	Delaware
country.com, Inc.	Delaware
Creative Mix Inc.	Delaware
Daza Productions Inc.	Delaware
DL Development LLC	Delaware
DMS Holdco Inc.	Delaware
Famous Orange Productions Inc.	Delaware
Game One SAS	France
Games Animation Inc.	Delaware
Games Productions Inc.	Delaware
GameTrailers Corp.	Delaware
Harmonix Music Systems, Inc.	Delaware
Hey Yeah Productions Inc.	Delaware
Hudson Street Productions, Inc.	Delaware
Imagine Radio, Inc.	California
Invisions Holdings B.V.	Netherlands
MAD Production Trucking Company	Delaware
Milano Design Studio S.r.l.	Italy

Subsidiary Name	Place of Incorporation or Organization
Mischief New Media Inc.	New York
MoonMan Productions Inc.	Delaware
MTV Animation Inc.	Delaware
MTV Asia Development Company Inc.	Delaware
MTV Asia LDC	Cayman Islands
MTV Asia Ownership One LDC	Cayman Islands
MTV Asia Ownership Two LDC	Cayman Islands
MTV Asia Ventures (India) Pte. Limited	Mauritius
MTV Asia Ventures Co.	Cayman Islands
MTV Australia Inc.	Delaware
MTV Channel Espana S.L.	Spain
MTV DMS Inc.	Delaware
MTV Extra S.A.S.	France
MTV Group Japan K.K.	Japan
MTV Hong Kong Limited	Hong Kong
MTV India Development Company Inc.	Delaware
MTV India LDC	Cayman Islands
MTV Japan Inc.	Japan
MTV Networks AB	Sweden
MTV Networks Africa (Proprietary) Limited	South Africa
MTV Networks Argentina LLC	Delaware
MTV Networks Argentina S.R.L.	Argentina
MTV Networks Australia Pty Limited	Australia
MTV Networks B.V.	Netherlands
MTV Networks Belgium BvbA	Belgium
MTV Networks Company	Delaware
MTV Networks de Mexico S. de R.L. de C.V.	Mexico
MTV Networks Enterprises Inc.	Delaware
MTV Networks Europe	Delaware
MTV Networks Europe Inc.	Delaware
MTV Networks Germany GmbH	Germany
MTV Networks Global Services Inc.	Delaware
MTV Networks Hungary Ltd.	Hungary
MTV Networks Japan B.V.	Netherlands
MTV Networks Japan K.K.	Japan
MTV Networks Latin America Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
MTV Networks Ltda	Portugal
MTV Networks Music Productions Inc.	Delaware
MTV Networks New Zealand Ltd.	New Zealand
MTV Networks On Campus Inc.	Delaware
MTV Networks Polska B.V.	Netherlands
MTV Networks Polska Limited	UK
MTV Networks Polska Sp.zoo	Poland
MTV Networks Polska V.O.F.	Netherlands
MTV Networks Productions B.V.	Netherlands
MTV Networks Sarl	France
MTV Networks Shopping Inc.	Delaware
MTV Networks South Africa Inc.	Delaware
MTV Radio Productions Limited	UK
MTV Russia Holdings Inc.	Delaware
MTV Songs Inc.	Delaware
MTV Taiwan LDC	Cayman Islands
MTVBVI Inc.	Delaware
MTVi Group, Inc., The	Delaware
MTVi Group, L.P., The	Delaware
MTVN Direct Inc.	Delaware
MTVN Online Inc.	Delaware
MTVN Online Partner I Inc.	Delaware
MTVN Online Partner I LLC	Delaware
MTVN Shopping Inc.	Delaware
MTVN Video Hits Inc.	Delaware
Music by Nickelodeon Inc.	Delaware
Music by Video Inc.	Delaware
N.V. Broadcasting (Canada) Inc.	Canada (Federal)
NeoPets Asia Pte. Ltd.	Singapore
NeoPets Prepaid Cards Inc.	Virginia
NeoPets, Inc.	Delaware
Network Enterprises, Inc.	Tennessee
New 38th Floor Productions Inc.	Delaware
New Country Services Inc.	Delaware
New Creative Mix Inc.	Delaware
New Games Productions Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
New International Mix Inc.	Delaware
New Nickelodeon Animation Studios Inc.	Delaware
New Not Before 10AM Productions Inc.	Delaware
New Open Door Productions Inc.	Delaware
New Pop Culture Productions Inc.	Delaware
New Remote Productions Inc.	Delaware
Nick at Nite’s TV Land Retromercials Inc.	Delaware
Nickelodeon (Deutschland) Verwaltung GmbH	Germany
Nickelodeon Animation Studios Inc.	Delaware
Nickelodeon Asia Holdings Pte Ltd	Singapore
Nickelodeon Australia Inc.	Delaware
Nickelodeon Brasil Inc.	Delaware
Nickelodeon Direct Inc.	Delaware
Nickelodeon France S.A.S.	France
Nickelodeon Global Network Ventures Inc.	Delaware
Nickelodeon Huggings U.K. Limited	UK
Nickelodeon India Pvt Ltd	India
Nickelodeon International Limited	UK
Nickelodeon Magazines Inc.	Delaware
Nickelodeon Management Holdings Pte Ltd	Singapore
Nickelodeon Mauritius Limited	Mauritius
Nickelodeon Movies Inc.	Delaware
Nickelodeon Notes Inc.	Delaware
Nickelodeon Online Inc.	Delaware
Nickelodeon U.K. Limited	UK
Nickelodeon UK Holdings LLC	Delaware
Noggin LLC	Delaware
Not Before 10AM Productions Inc.	Delaware
NP Domains, Inc.	Delaware
NV International, Inc.	Georgia
O & W Corporation	Tennessee
On-Music Network Co., Ltd.	Korea
On Second Thought Productions Inc.	Canada (B.C.)
On-Site Productions Inc.	Delaware
Open Door Productions Inc.	Delaware
Outdoor Entertainment, Inc.	Tennessee

Subsidiary Name	Place of Incorporation or Organization
Paramount Comedy Channel Espana S.L.	Spain
Paramount UK Partnership	UK
Peanut Worm Productions Inc.	Delaware
Peppercorn Productions, Inc.	Tennessee
Pop Channel Productions Inc.	Delaware
Pop Culture Productions Inc.	Delaware
Pop Toons Inc.	Delaware
PT MTV Indonesia	Indonesia
RateMyProfessors.com International LLC	Delaware
RateMyProfessors.com LLC	Delaware
Remote Productions Inc.	Delaware
S Media Vision AG	Switzerland
See Yourself Productions Inc.	Delaware
Servicios Para Empresas de Entretenimiento S. de R.L. de C.V.	Mexico
Shockwave.com International, Inc.	Delaware
Shockwave.com SarL	Switzerland
SonicNet LLC	Delaware
South Park Digital Studios LLC	Delaware
Speed Freaks Investco LLC	Louisiana
Speed Freaks Prodco LLC	Louisiana
Spike Cable Networks Inc.	Delaware
Spike Digital Entertainment Inc.	Delaware
State of Mind Inc.	Delaware
Study Hall Films Inc.	Delaware
TC Productions Inc.	Delaware
The Box Holland B.V.	Netherlands
The MTVi Group (Japan) K.K.	Japan
The Music Source Inc.	Philippines
The Staying Alive Foundation Inc.	New York
Thunder, Inc.	Delaware
TNN Classic Sessions, Inc.	Delaware
TNN Productions, Inc.	Delaware
Tunes by Nickelodeon Inc.	Delaware
TV Land Canada Holding Inc.	Delaware
Uptown Productions Inc.	Delaware
URGE PrePaid Cards Inc.	Virginia

Subsidiary Name	Place of Incorporation or Organization
VH-1 Save the Music Foundation	New York
Viacom (Deutschland) Beteiligungen GmbH	Germany
Viacom Acquisition K.K.	Japan
Viacom Asia Inc.	Delaware
Viacom Brand Solutions Japan K.K.	Japan
Viacom Brand Solutions Korea Company Limited	Korea
Viacom Brand Solutions Limited	UK
Viacom Camden Lock Inc.	Delaware
Viacom Holdings Brasil Ltda	Brazil
Viacom Holdings Germany LLC	Delaware
Viacom Networks Brasil Ltda	Brazil
Viacom Networks Europe Inc.	Delaware
Viacom Networks Italia Limited	UK
Viacom Notes Inc.	Delaware
Viacom Songs Inc.	Delaware
Viacom Tunes Inc.	Delaware
VIVA-connect GmbH	Germany
VIVA Media Enterprises GmbH	Germany
VIVA Media GmbH	Germany
VIVA Music Fernsehen GmbH & Co. KG	Germany
VIVA Music Verwaltungs GmbH	Germany
VIVA Production SRL	Italy
VIVA Radio Beteiligungs GmbH	Germany
VIVA TV Productions Sp.z.o.o.	Poland
World Sports Enterprises	Tennessee
Wuthering Heights, CA Productions Inc.	Delaware
XFire, Inc.	Delaware
Ya Lian Online Internet Technology Co Ltd	China
Z+ Broadcasting Company Zrt	Hungary
Z+ Holding Asset Management Ltd.	Hungary

PARAMOUNT
5555 Communications Inc.	Delaware
Acoustic Music, Inc.	Tennessee
Adoy LLC	Delaware
After School Productions Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
All About Productions LLC	Delaware
Animated Productions Inc.	Delaware
Artcraft Productions Inc.	Delaware
ATR Films Inc.	Canada (Ontario)
Belhaven Limited	Bahamas
Benjamin Button Productions LLC	Louisiana
Beta Theatres Inc.	Delaware
Biscondi Sdn Bld	Malaysia
Blackout Productions Inc.	Delaware
Blind Eye Productions Inc	Canada (B.C.)
Blue Sea Productions, Inc.	Delaware
Blue/White Production, Inc.	Delaware
BN Productions Inc.	Delaware
Bronson Gate Film Management GmbH	Germany
Capital Equipment Leasing Limited	UK
Cent Productions Inc.	Canada (Ontario)
CIC Home Video GmbH	Switzerland
CIC Video (Pty) Ltd	South Africa
Cinematic Arts B.V.	Netherlands
Cloverleaf Productions Inc.	Delaware
Columbus Circle Films LLC	Delaware
Cradle of Life Productions LLC	Delaware
CVV (Japan) B.V.	Netherlands
Dallington TV Limited	UK
Danielle Productions LLC	Delaware
Delaware Blue Steel Inc.	Delaware
DIGICO Inc.	Delaware
Direct Court Productions, Inc.	Delaware
DreamWorks Distribution Canada Company	Canada (Nova Scotia)
DreamWorks Distribution L.L.C.	Delaware
DreamWorks Dramatic Television L.L.C.	Delaware
DreamWorks Films L.L.C.	Delaware
DreamWorks Finance L.L.C.	Delaware
DreamWorks International Distribution L.L.C.	Delaware
DreamWorks International Productions L.L.C.	Delaware
DreamWorks Internet L.L.C.	Delaware

Subsidiary Name	Place of Incorporation or Organization
DreamWorks L.L.C.	Delaware
DreamWorks Music Publishing L.L.C.	Delaware
DreamWorks Music Publishing Nashville L.L.C.	Delaware
DreamWorks Productions L.L.C.	Delaware
DreamWorks Project Development L.L.C.	Delaware
DreamWorks SKG TV L.L.C.	Delaware
DreamWorks Television Animation L.L.C.	Delaware
DreamWorks Television L.L.C.	Delaware
DTE Films LLC	Delaware
DTV Productions Inc.	Canada (Ontario)
DW (Netherlands) B.V.	Netherlands
DW Holdco LLC	Delaware
DW One Corp.	Delaware
DW Productions UK Limited	UK
DW TV Finance I L.L.C.	Delaware
DW Two Corp.	Delaware
Eighth Century Corporation	Delaware
Emily Productions LLC	Delaware
Failure to Launch Productions LLC	Louisiana
Famous Players International B.V.	Netherlands
Festival Inc.	Delaware
Filmcraft Productions Inc.	Delaware
Films Paramount S.A.	France
Four Brothers Films Inc.	Canada (Ontario)
Futa B.V.	Netherlands
Future General Corporation	Delaware
GC Productions Inc.	Delaware
Gladiator Productions L.L.C.	Delaware
Global Film Distributors B.V.	Netherlands
Grace Productions LLC	Delaware
Gramps Company Inc., The	Delaware
Hard Caliche LLC	New Mexico
High Command Productions Limited	UK
House of Yes Productions Inc.	Delaware
HTL Productions Inc.	Canada (Ontario)
I.F.H. International Film Holding B.V.	Netherlands

Subsidiary Name	Place of Incorporation or Organization
International Overseas Film Services, Inc.	Delaware
International Overseas Productions, Inc.	California
Joseph Productions Inc.	Delaware
Ladies Man Productions USA Inc.	Delaware
Last Holiday Productions LLC	Louisiana
Lisarb Holding B.V.	Netherlands
Little Boston Company Inc.	Delaware
Long Road Productions	Illinois
Magical Motion Pictures Inc.	Delaware
Magicam, Inc.	Delaware
Marathon Holdings Inc.	Delaware
Melange Pictures LLC	Delaware
MG Films Inc.	Canada (Ontario)
Michaela Productions Inc.	Delaware
MTV S.A. LDC	Cayman Islands
Neutronium Inc.	Delaware
Newdon Productions	Illinois
Night Falls Productions Inc.	Delaware
NM Classics Inc.	Delaware
Pacific Productions L.L.C.	Delaware
Paramount British Pictures Limited	UK
Paramount Canadian Productions, Inc.	Delaware
Paramount Digital Entertainment Inc.	Delaware
Paramount Films of Australia Inc.	Delaware
Paramount Films of China, Inc.	Delaware
Paramount Films of Egypt, Inc.	Delaware
Paramount Films of India, Ltd.	Delaware
Paramount Films of Italy, Inc.	Delaware
Paramount Films of Lebanon, Inc.	Delaware
Paramount Films of Pakistan, Ltd.	Delaware
Paramount Films of Southeast Asia Inc.	Delaware
Paramount Home Entertainment (Australasia) Pty. Limited	Australia
Paramount Home Entertainment (Brazil) Limitada	Brazil
Paramount Home Entertainment (Denmark) I/S	Denmark
Paramount Home Entertainment (Finland) Oy	Finland
Paramount Home Entertainment (France) S.A.S.	France

Subsidiary Name	Place of Incorporation or Organization
Paramount Home Entertainment (Germany) GmbH	Germany
Paramount Home Entertainment (Italy) SRL	Italy
Paramount Home Entertainment (Mexico) S. de R.L. de C.V.	Mexico
Paramount Home Entertainment (Mexico) Services S. de R.L. de C.V.	Mexico
Paramount Home Entertainment (New Zealand) Limited	New Zealand
Paramount Home Entertainment (Norway) ANS	Norway
Paramount Home Entertainment (Spain) S.L.	Spain
Paramount Home Entertainment (Sweden) AB	Sweden
Paramount Home Entertainment (UK)	UK
Paramount Home Entertainment B.V.	Netherlands
Paramount Home Entertainment Distribution Inc.	Delaware
Paramount Home Entertainment Inc.	Delaware
Paramount Home Entertainment International (Holdings) B.V.	Netherlands
Paramount Home Entertainment International B.V.	Netherlands
Paramount Home Entertainment International Limited	UK
Paramount Images Inc.	Delaware
Paramount International (Netherlands) B.V.	Netherlands
Paramount Japan K.K.	Japan
Paramount LAPTV Inc.	Delaware
Paramount Latin America SRL	Argentina
Paramount Licensing Inc.	Delaware
Paramount Overseas Productions, Inc.	Delaware
Paramount Pictures Australia Pty.	Australia
Paramount Pictures Brasil Distribuidora de Filmes Ltda	Brazil
Paramount Pictures Corporation	Delaware
Paramount Pictures Corporation (Canada) Inc.	Canada (Ontario)
Paramount Pictures Entertainment Canada Inc.	Canada (Ontario)
Paramount Pictures France (Productions) SAS	France
Paramount Pictures France Sarl	France
Paramount Pictures International Limited	UK
Paramount Pictures Louisiana Production Investments II LLC	Louisiana
Paramount Pictures Louisiana Production Investments III LLC	Louisiana
Paramount Pictures Louisiana Production Investments LLC	Louisiana
Paramount Pictures Mexico S. de R.L.	Mexico
Paramount Pictures N.Z.	New Zealand
Paramount Pictures Productions Australia Pty Limited	Australia

Subsidiary Name	Place of Incorporation or Organization
Paramount Pictures Services UK	UK
Paramount Pictures UK	UK
Paramount Production Support Inc.	Delaware
Paramount Productions Service Corporation	Delaware
Paramount Worldwide Productions Inc.	Delaware
Park Court Productions, Inc.	Delaware
Perfect Score Films Inc.	Canada (B.C.)
Pet II Productions Inc.	Delaware
PF Films Inc.	Canada (Ontario)
PPC Film Management GmbH	Germany
PPG Holding 5 B.V.	Netherlands
PPG Holding 95 B.V.	Netherlands
Premiere House, Inc.	Delaware
Prime Directive Productions Inc.	Delaware
PT Productions Inc.	Delaware
RR Films Inc.	Canada (Alberta)
SFI Song Company	Florida
SKG Louisiana L.L.C.	Louisiana
SKG Music L.L.C.	Delaware
SKG Music Nashville Inc.	Delaware
SKG Music Publishing L.L.C.	Delaware
SKG Productions L.L.C.	Louisiana
SKG Studios Canada Inc.	Canada (Ontario)
Smoker Films Inc	Canada (Ontario)
Spelling Films Inc.	Delaware
Spelling Films Music Inc.	Delaware
Spelling Pictures Inc.	Delaware
Stepdude Productions LLC	Louisiana
Superstar Productions USA Inc.	Delaware
Talent Court Productions, Inc.	Delaware
Thinner Productions, Inc.	Delaware
Timeline Films Inc.	Canada (Ontario)
UGJ Productions Inc.	Delaware
Untitled Productions II LLC	Delaware
Viacom Animation of Korea Inc.	Delaware
Viacom Canadian Productions Holdings Inc.	Canada (Ontario)

Subsidiary Name	Place of Incorporation or Organization
Viacom Limited	New Zealand
Widow’s Broom Films Inc.	Canada (Ontario)
Wilshire Court Productions LLC	Delaware
Worldwide MSP Limited	UK
Worldwide Productions, Inc.	Delaware
Zarina 99 Vermogensverwaltungesellschaft GmbH	Germany
Zoo Films LLC	Delaware